Putnam
Investment Grade
Municipal Trust II

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

If history tells us anything about bond investing, it is this: buying a bond fund after a bad year is often a smart thing to do. The bond market has endured its toughest year since 1994 and the second-worst year on record, the result of three moves by the Federal Reserve Board to raise interest rates. Within this challenging market environment, Putnam Investment Grade Municipal Trust II met its goals of seeking high current tax-exempt income by investing primarily in investment-grade municipal bonds. Not surprisingly, though, along with higher interest rates came falling bond prices and the fund's performance reflects this unavoidable relationship.

Total return for 6 months ended 10/31/99

  Net asset value                    Market price
------------------------------------------------------------------
     -6.11%                            -25.43%
------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* MANAGEMENT MAINTAINS CONFIDENCE IN MUNI BONDS

Those who remember history of bond markets will recall that following the bear markets of 1989 and 1994 considerable buying opportunities were available to investors. Your fund's manager, Richard Wyke, believes that similar opportunities are present now for several reasons. The first is that a 30-year AAA-rated municipal bond currently offers a 6% yield, an extremely high level for the tax-free sector, registering almost 97% of the yield on a 30-year taxable Treasury bond. With inflation still remarkably low at 3% or less, real (after-inflation) returns are the highest that investors have seen in years and are especially favorable when compared to the real after-tax returns on taxable bonds.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/
health care            18.7%

Utilities              18.5%

Transportation         17.7%

Water and
sewer                  14.3%

Education               6.7%

Footnote reads:
*Based on net assets as of 10/31/99. Holdings will vary over time.


In addition, after two interest-rate increases by the Fed during the period and another quarter-point rise shortly after the period ended, most of the potentially negative developments have already been priced into the market. Rick does not expect that substantial inflation will materialize over the next several months. In his opinion, most of the damage has been done and the worst is over for the bond markets.

* SECTOR POSITIONING PROVES EFFECTIVE

The transportation industry is one of your fund's top sectors and includes both airline and toll road bonds. A relatively new issue, The Foothill/Eastern Transit Corridor Agency Toll Road revenue bonds in California, performed well, especially in light of a prerefunding that took place in the spring. As a result of the prerefunding, the bonds were upgraded to carry the highest credit rating (AAA/Aaa), which was good news for investors. Since then and during this reporting period, we have sold these bonds.

The health-care industry continued to be an important contributor to your fund's performance. Selectivity is crucial because hospitals are going through some difficult times as a result of legislation enacted several years ago. For this reason, many of the fund's health-care holdings are insured and carry the highest credit ratings. The health-care bonds from the lower end of the investment-grade spectrum (BBB/Baa) are important too because they offer a healthy injection of higher yields into the portfolio.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aa/AA -- 7.6%

A -- 19.4%

Baa/BBB -- 24.1%

Ba/BB and below -- 1.2%

Aaa/AAA -- 47.7%

Footnote reads:
*As a percentage of market value as of 10/31/99. A bond rated Baa/BBB or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


One other important strategy involves investing in intermediate to long/intermediate maturities of 15 to 20 years. As interest rates have fallen, the yield curve has steepened, and longer intermediate bonds have outperformed other maturity ranges. Within each maturity range, Rick relies heavily on credit analysis to evaluate investments for the fund.

* STRONGER POTENTIAL FOR BONDS SEEN IN NEAR FUTURE

The threat of inflation remains the primary force driving volatility in both the bond and stock markets. The historical connection between prolonged growth and inflation haunts the markets, even as actual reported inflation lies dormant. Fortunately it seems that the most recent interest-rate increase has already been priced into the bond market's adverse behavior, clearing the way for better performance in the months ahead.

Furthermore, with equities beginning to look vulnerable and with concern over Y2K likely to grow in the last months of the year, bonds may gain appeal as safe-haven assets in the fourth quarter.

With this sentiment and the belief that bonds are fairly valued as of this writing, Rick is inclined to take slightly more risk in the fund's portfolio now, extending maturities as opportunities arise. It has long been management's belief that choppy markets provide the opportunity to add yield, find exceptional credits, and improve call protection -- strategies that can be extremely rewarding for shareholders over time.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 15, 1999

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust II is designed for investors seeking high current income free from federal income tax consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 10/31/99

                                         Lehman Brothers
                                 Market     Municipal        Consumer
(common shares)           NAV    price     Bond Index      price index
---------------------------------------------------------------------------
6 months                -6.11%  -25.43%      -3.46%           1.20%
---------------------------------------------------------------------------
1 year                  -4.78   -21.44       -1.78            2.69
---------------------------------------------------------------------------
5 years                 32.10    34.40       39.77           12.51
Annual average           5.73     6.09        6.93            2.39
---------------------------------------------------------------------------
Life of fund (11/27/92) 45.91    18.50       49.85           18.45
Annual average           5.61     2.48        6.02            2.48
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/99

------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                                      6
------------------------------------------------------------------------------
Income                                                  $0.4520
------------------------------------------------------------------------------
Capital gains1                                             --
------------------------------------------------------------------------------
  Total                                                 $0.4520
------------------------------------------------------------------------------
Preferred shares                             Series A              Series B
                                           (630 shares)          (630 shares)
------------------------------------------------------------------------------
Income                                       $913.27               $774.03
------------------------------------------------------------------------------
Capital gains                                  --                    --
------------------------------------------------------------------------------
 Total                                       $913.27               $774.03
------------------------------------------------------------------------------
Share value (common shares)                    NAV               Market price
------------------------------------------------------------------------------
4/30/99                                      $13.94                $15.250
------------------------------------------------------------------------------
10/31/99                                      12.65                 11.000
------------------------------------------------------------------------------
Current return (common shares/end of period)
------------------------------------------------------------------------------
Current dividend rate2                         6.26%                  7.20%
------------------------------------------------------------------------------
Taxable equivalent3                           10.36                  11.92
------------------------------------------------------------------------------

1 Capital gains if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 9/30/99 (most recent calendar quarter)

                                                              Market
(common shares)                                 NAV           price
------------------------------------------------------------------------------
6 months                                      -3.90%         -21.87%
------------------------------------------------------------------------------
1 year                                        -3.49          -20.02
------------------------------------------------------------------------------
5 years                                       31.72           30.57
Annual average                                 5.66            5.48
------------------------------------------------------------------------------
Life of fund (11/27/92)                       48.71           20.46
Annual average                                 5.97            2.76
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, and the net assets allocated to remarketed preferred shares divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




The fund's portfolio
October 31, 1999 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC                  -- AMBAC Indemnity Corporation
COP                    -- Certificate of Participation
FGIC                   -- Financial Guaranty Insurance Company
FSA                    -- Financial Security Assurance
G.O. Bonds             -- General Obligation Bonds
IFB                    -- Inverse Floating Rate Bonds
MBIA                   -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES (97.5%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Alabama (0.5%)
--------------------------------------------------------------------------------------------------------------------------
     $    1,500,000  Jefferson Cnty., Swr. Rev. Bonds, Ser. A,
                       FGIC, 5s, 2/1/33                                                         Aaa         $    1,245,000

Alaska (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                       7 1/8s, 12/1/25                                                          AA+              2,135,000

Arkansas (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,600,000  Baxter Cnty., Hosp. Rev. Bonds, Ser. B,
                       5 5/8s, 9/1/28                                                           Baa2             1,368,000

California (3.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  CA Hlth. Fac. Fin. Auth. IFB (Catholic Healthcare
                       West), AMBAC, 6.706s, 7/1/17                                             Aaa              4,393,750
          2,500,000  CA State U. IFB, AMBAC, 8.443s, 11/1/21
                       (acquired 9/2/94, cost $2,681,272) (RES)                                 Aaa              2,745,975
          1,250,000  CA Statewide Cmnty. Dev. Auth. COP
                       (The Internext Group), 5 3/8s, 4/1/30                                    BBB              1,042,188
                                                                                                            --------------
                                                                                                                 8,181,913

Colorado (7.6%)
--------------------------------------------------------------------------------------------------------------------------
                     Denver, City & Cnty. Arpt. Rev. Bonds
          3,675,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1             3,978,188
          1,325,000    Ser. A, 8 3/4s, 11/15/23, Prerefunded                                    Aaa              1,460,813
          2,285,000    Ser. A, 8 1/2s, 11/15/23                                                 Baa1             2,407,933
            215,000    Ser. A, 8 1/2s, 11/15/23, Prerefunded                                    Aaa                228,708
          1,525,000    Ser. A, 8s, 11/15/25                                                     Baa1             1,599,146
            735,000    Ser. A, 8s, 11/15/25                                                     Baa1               770,831
            265,000    Ser. A, 8s, 11/15/25, Prerefunded                                        Aaa                283,550
            145,000    Ser. A, 8s, 11/15/25, Prerefunded                                        Aaa                153,519
          1,000,000    Ser. D, 7 3/4s, 11/15/13                                                 Baa1             1,166,250
          5,250,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                       (Newport Village), Ser. A-8, FSA, 7.1s, 1/1/30                           Aaa              5,604,375
                                                                                                            --------------
                                                                                                                17,653,313

Florida (9.2%)
--------------------------------------------------------------------------------------------------------------------------
                     Broward Cnty., Resource Recvy. Rev. Bonds
          9,650,000    (SES Broward Cnty. LP South), 7.95s, 12/1/08                             A+               9,960,827
          1,045,000    (Waste-Energy LP North), 7.95s, 12/1/08                                  A+               1,078,659
          1,000,000  FL State Board of Ed. Cap. Outlay G.O. Bonds,
                       Ser. A, 7 1/4s, 6/1/23                                                   AA+              1,038,940
          5,000,000  Lee Cnty., Board of Directors Hosp. IFB
                       (Lee Memorial Hosp.), MBIA, 8.867s, 3/26/20                              Aaa              5,162,500
          1,625,000  Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                          Baa3             1,645,313
          2,500,000  Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                       (Regl. Hlth. Care Syst.), Ser. E, 6s, 10/1/26                            A2               2,384,375
                                                                                                            --------------
                                                                                                                21,270,614

Georgia (3.1%)
--------------------------------------------------------------------------------------------------------------------------
          6,340,000  Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                       (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22(SEG)                      Aaa              7,132,500

Hawaii (2.7%)
--------------------------------------------------------------------------------------------------------------------------
                     HI State Arpt. Syst. Rev. Bonds
          2,000,000    AMBAC, 7.3s, 7/1/20                                                      Aaa              2,076,220
          4,000,000    FGIC, 7s, 7/1/10                                                         Aaa              4,240,000
                                                                                                            --------------
                                                                                                                 6,316,220

Illinois (5.9%)
--------------------------------------------------------------------------------------------------------------------------
          7,750,000  Central Lake Cnty., Joint Action Wtr. Agcy.
                       G.O. Bonds, 6s, 2/1/19                                                   Aa2              7,817,813
                     Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                       (American Airlines, Inc.)
          2,000,000    8.2s, 12/1/24                                                            Baa1             2,245,000
          2,250,000    Ser. A, 7 7/8s, 11/1/25                                                  Baa1             2,344,320
          1,500,000  IL, Dev. Fin. Auth. Hosp. Rev. Bonds
                       (Adventist Hlth. Syst./Sunbelt Obligation),
                       5.65s, 11/15/24                                                          A-               1,286,250
                                                                                                            --------------
                                                                                                                13,693,383

Indiana (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Marion Cnty., Ind. Convention & Recreation
                       Fac. Auth. Rev. Bonds (Excise Tax Rev.
                       Lease Rental), Ser. A, AMBAC, 7s, 6/1/21                                 Aaa              2,092,500

Kansas (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,600,000  Burlington, Poll. Control Rev. Bonds
                       (Kansas Gas & Electric Co.), MBIA, 7s, 6/1/31                            Aaa              2,730,000

Kentucky (4.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,030,000  Jefferson Cnty., Cap. Corp. Rev. Bonds,
                       MBIA, 5 1/2s, 6/1/28                                                     Aaa              4,684,188
          2,200,000  Jefferson Cnty., Hosp. Rev. Bonds, MBIA,
                       6.436s, 10/1/14                                                          Aaa              2,293,500
          4,000,000  Kenton Cnty., Special Fac. Arpt. Rev. Bonds
                       (Delta Airlines), Ser. A, 7 1/2s, 2/1/12                                 Baa3             4,230,000
                                                                                                            --------------
                                                                                                                11,207,688

Louisiana (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Beauregard, Parish Rev. Bonds
                       (Boise Cascade Corp.), 7 3/4s, 6/1/21                                    Baa3             2,095,000

Massachusetts (7.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,750,000  MA State Hlth. & Ed. Fac. Auth. Rev. Bonds
                       (Caritas Christian Oblig. Group),
                       Ser. A, 5 5/8s, 7/1/20                                                   Baa2             2,310,000
                     MA State Hlth. & Ed. Fac. Auth. IFB
          2,000,000    (Boston University), MBIA, 9.335s, 10/1/31                               Aaa              2,147,500
          5,500,000    (Med. Ctr. of Central MA), Ser. B,
                       AMBAC, 9.07s, 6/23/22                                                    Aaa              5,940,000
          3,000,000  MA State Port Auth. Rev. Bonds, 13s, 7/1/13                                Aaa              4,612,500
          1,500,000  MA State Tpk. Auth. Hwy. Syst. Rev. Bonds, Ser. A,
                       AMBAC, 5s, 1/1/39                                                        Aaa              1,245,000
                                                                                                            --------------
                                                                                                                16,255,000

Michigan (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Detroit, Wtr. Supply Syst. IFB, FGIC, 9.729s, 7/1/22                       Aaa              2,067,500

Mississippi (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                       (Syst. Energy Res., Inc.), 5.9s, 5/1/22                                  BBB-             1,320,000

Nevada (3.4%)
--------------------------------------------------------------------------------------------------------------------------
                     Clark Cnty., Indl. Dev. Rev. Bonds
          3,000,000    (Southwest Gas Corp.) Ser. B, 7 1/2s, 9/1/32                             Baa2             3,176,250
          3,000,000    (Southwest Gas Corp.) Ser. A, AMBAC,
                       6.1s, 12/1/38                                                            Aaa              2,921,250
          2,000,000    (NV Pwr. Co.), Ser. C, 5 1/2s, 10/1/30                                   BBB-             1,747,500
                                                                                                            --------------
                                                                                                                 7,845,000

New Jersey (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  NJ Hlth. Care Facs. Fin. Auth. Rev. Bonds, AMBAC,
                       6 3/4s, 7/1/19                                                           Aaa              2,160,000

New York (14.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                       Ser. A, 5 1/4s, 12/1/26                                                  A-               1,740,000
                     NY City, G.O. Bonds
          2,900,000    Ser. B, 7 1/2s, 2/1/06                                                   A3               3,117,500
          1,100,000    Ser. B, 7 1/2s, 2/1/06, Prerefunded                                      A3               1,186,625
          5,000,000    Ser. D, 5 1/4s, 8/1/21                                                   A3               4,431,250
          6,250,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                       Ser. C, 7 3/4s, 6/15/20                                                  Aaa              6,679,688
                     NY State Dorm. Auth. Rev. Bonds
                       (State U. Edl. Fac.), Ser. A
          6,500,000    7.7s, 5/15/12                                                            Aaa              6,758,115
          5,000,000    5 7/8s, 5/15/17                                                          A3               4,950,000
          5,000,000  NY State Energy Res. & Dev. Auth. Elec. Fac.
                       Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                       Ser. A, 7 1/2s, 1/1/26                                                   A1               5,076,800
                                                                                                            --------------
                                                                                                                33,939,978

North Carolina (2.0%)
--------------------------------------------------------------------------------------------------------------------------
                     NC Eastern Muni. Pwr. Agcy. Rev. Bonds (Pwr. Syst.)
          1,500,000    Ser. A, 5 3/4s, 1/1/26                                                   BBB              1,329,375
            500,000    Ser. B, 5.65s, 1/1/16                                                    BBB                458,125
          3,000,000  N.C. Muni. Pwr. Agcy. (No. 1 Catawba Elec.),
                       Ser. B, 6 1/2s, 1/1/20                                                   BBB+             2,940,000
                                                                                                            --------------
                                                                                                                 4,727,500

Ohio (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,600,000  OH State Env. Impt. Rev. Bonds (USX Corp.),
                       5 5/8s, 5/1/29                                                           Baa2             1,408,000

Oklahoma (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            800,000  OK Dev. Fin. Auth. Rev. Bonds
                       (Hillcrest Healthcare), Ser. A, 5 5/8s, 8/15/29                          BBB+               651,000

Pennsylvania (5.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                       (Magee-Womens Hosp.), FGIC, 6s, 10/1/13                                  Aaa              3,056,250
          2,000,000  Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds,
                       Ser. A, 6.7s, 12/1/20                                                    Baa2             2,070,000
          5,000,000  Dauphin Cnty., Auth. Hosp. Rev. Bonds
                       (Hapsco-Western PA Hosp.), Ser. A, MBIA,
                       6 1/2s, 7/1/12                                                           Aaa              5,300,000
          2,000,000  Delaware Cnty., Indl. Dev. Auth. Rev. Bonds,
                       Ser. A, 6.2s, 7/1/19                                                     BB-              1,860,000
          2,700,000  PA State Higher Ed. Assistance Agcy. Rev. Bonds
                       (Student Loan IFB), Ser. A, 6 1/4s, 7/1/13
                       (In default) (NON)                                                       B2                 891,000
                                                                                                            --------------
                                                                                                                13,177,250

South Carolina (2.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Spartanburg Cnty. Solid Waste Disp. Rev. Bonds
                       (Bayerische Motoren Werke), 7.55s, 11/1/24                               A/P              5,450,000

Tennessee (3.9%)
--------------------------------------------------------------------------------------------------------------------------
          8,300,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                       Tenn. Wtr. & Swr. IFB, AMBAC, 8.317s, 1/1/22                             Aaa              9,171,500

Texas (6.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,700,000  Alliance, Arpt. Auth. Rev. Bonds
                       (Federal Express Corp.), 6 3/8s, 4/1/21                                  Baa2             1,678,750
                     Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp.
                       Rev. Bonds (American Airlines, Inc.)
          1,250,000    7 1/2s, 11/1/25                                                          Baa1             1,302,134
          2,500,000    6 3/8s, 5/1/35                                                           Baa1             2,396,875
          1,750,000  North Central Hlth. Fac. Dev. Corp. IFB
                       (Presbyterian Hlth. Care Syst.), Ser. C,
                       MBIA, 10.595s, 6/22/21                                                   Aaa              1,942,500
          3,000,000  Nueces Cnty., Port of Corpus Christi Rev. Bonds
                       (Union Pacific), 5.65s, 12/1/22                                          Baa3             2,730,000
          3,000,000  Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                       Rev. Bonds (Southwestern Elec. Pwr. Co.),
                       Ser. A, 8.2s, 8/1/11                                                     A1               3,236,250
          1,100,000  Tomball, Hosp. Auth. Rev. Bonds
                       (Tomball Regl. Hosp.), 6s, 7/1/29                                        BBB/P              990,000
                                                                                                            --------------
                                                                                                                14,276,509

Utah (2.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  UT, State Board Regents Student Loan Rev. Bonds,
                       Ser. H, AMBAC, 6.7s, 11/1/15                                             Aaa              5,225,000

Washington (3.6%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                             Aa1              6,075,000
          2,000,000  Tacoma, Elec. Syst. IFB, AMBAC, 8.942s, 1/2/15                             Aaa              2,180,000
                                                                                                            --------------
                                                                                                                 8,255,000

West Virginia (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Mason Cnty., Poll. Ctrl. Rev. Bonds
                       (Appalachian Pwr. Co.), Ser. I, 6.85s, 6/1/22                            Baa1             3,146,250
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $233,682,315)(b)                                               $  226,196,618
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $232,032,938.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      October 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1999. Securities rated by Putnam are indicated by "/P" are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $233,682,315, resulting in gross unrealized appreciation and depreciation of $3,914,708 and $11,400,405, respectively, or net unrealized depreciation of $7,485,697.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      October 31, 1999 was $2,745,975 or 1.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1999.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 1999.

      The fund had the following industry group concentrations greater than 10% at October 31, 1999 (as a percentage of net assets):

          Health care           18.7%
          Utilities             18.5
          Transportation        17.7
          Water and sewer       14.3

      The fund had the following insurance concentrations greater than 10% at October 31, 1999 (as a percentage of net assets):

          AMBAC                 17.3%
          MBIA                  13.5


-------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1999
                                     Aggregate Face    Expiration   Unrealized
                         Total Value     Value            Date     Depreciation
-------------------------------------------------------------------------------
Muni Bond
Index (Long)            $30,353,125   $30,950,320        Dec-99     $(597,195)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
October 31, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $233,682,315) (Note 1)                                            $226,196,618
-----------------------------------------------------------------------------------------------
Cash                                                                                  5,099,855
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   4,769,946
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                         275,000
-----------------------------------------------------------------------------------------------
Total assets                                                                        236,341,419

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   881,493
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      2,929,035
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            418,102
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               16,041
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            12,978
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                549
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   50,283
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     4,308,481
-----------------------------------------------------------------------------------------------
Net assets                                                                         $232,032,938

Represented by
-----------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares, (1,260 shares
issued and outstanding at $50,000 per share) (Note 4)                              $ 63,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)             186,297,703
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (1,733,253)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (7,448,620)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                           (8,082,892)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $232,032,938

Computation of net asset value
-----------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares                                           63,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                           84,312
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares -- liquidation preference        63,084,312
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                               168,948,626
-----------------------------------------------------------------------------------------------
Net asset value per common share
($168,948,626 divided by 13,357,092 shares)                                              $12.65
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended October 31, 1999 (Unaudited)
Tax exempt interest income:                                                          $7,643,956
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        846,120
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          102,385
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         6,190
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,387
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  11,094
-----------------------------------------------------------------------------------------------
Auditing                                                                                 46,175
-----------------------------------------------------------------------------------------------
Legal                                                                                     3,704
-----------------------------------------------------------------------------------------------
Postage                                                                                   6,415
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    28,532
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                   60,861
-----------------------------------------------------------------------------------------------
Other                                                                                    10,122
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,124,985
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (22,667)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,102,318
-----------------------------------------------------------------------------------------------
Net investment income                                                                 6,541,638
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        857,053
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (1,300,207)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and futures contracts during the period                                             (16,229,868)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (16,673,022)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $(10,131,384)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                     October 31        April 30
                                                                                          1999*            1999
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  6,541,638     $13,412,496
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                       (443,154)     (1,214,742)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                           (16,229,868)        220,454
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                     (10,131,384)     12,418,208

Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (1,062,999)     (2,196,948)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed preferred
shares of $84,312 and $69,043, respectively)                                        (11,194,383)     10,221,260

Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (6,036,680)    (12,821,751)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                        (17,231,063)     (2,600,491)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 249,264,001     251,864,492
---------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income of $1,733,253 and
$1,175,212, respectively)                                                          $232,032,938    $249,264,001

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning
and end of period                                                                    13,357,092      13,357,092
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of period                                                                         1,260           1,260
---------------------------------------------------------------------------------------------------------------

 *Unaudited

  The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                    ended
Per-share                         October 31
operating performance            (Unaudited)                                   Year ended April 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares                    $13.94           $14.13           $13.70           $13.79           $13.94           $14.30
------------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .49             1.00             1.06             1.07             1.09             1.14
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments         (1.25)            (.07)             .50             (.03)            (.10)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations    (.76)             .93             1.56             1.04              .99              .98
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders           (.08)            (.16)            (.17)            (.17)            (.18)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders              (.45)            (.96)            (.96)            (.96)            (.96)            (.96)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders             --               --               --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                --               --               --               --               --             (.20)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.53)           (1.12)           (1.13)           (1.13)           (1.14)           (1.34)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                   $12.65           $13.94           $14.13           $13.70           $13.79           $13.94
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                   11.000           15.250          $14.125          $14.250          $13.875          $12.750
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at market
value (common shares) (%)(a)      (25.43)*          15.08             5.63             9.86            16.62             5.39
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)     $232,033         $249,264         $251,864         $246,028         $247,234         $249,223
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)         .64*            1.23             1.26             1.26             1.24             1.28
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        3.08*            5.93             6.26             6.51             6.41             7.10
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)        11.89*           17.07            25.71            45.48           160.28            85.63
------------------------------------------------------------------------------------------------------------------------------------

  * Not annualized

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the period ended April 30, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).



Notes to financial statements
October 31, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust II (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1999, the fund had a capital loss carryover of approximately $5,130,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                 Expiration
--------------                 --------------
    $2,203,000                 April 30, 2004
     2,651,000                 April 30, 2005
       243,000                 April 30, 2006
        33,000                 April 30, 2007

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1999 was Series A-3.86%, Series B-3.50%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of any amount thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1999, fund expenses were reduced by $22,667 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $594 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended October 31, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $28,022,595 and $30,772,330, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A (630 shares) and B (630 shares) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies.

Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1999, no such restrictions have been placed on the fund.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


56820 183 12/99